[Logo] M F S(R)
INVESTMENT MANAGEMENT


                  MFS(R) VALUE FUND

                  SEMIANNUAL REPORT o FEBRUARY 28, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view. And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of 1.44%, Class B shares 1.06%, Class C shares 1.06%, and Class I shares 1.55%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -0.79% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large-cap U.S. value stocks. During the same period, the average equity income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -0.71%.

Q.  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

A. Early in the period, the nation's major stock market indices managed to bounce back from their post-September 11 lows, buoyed by additional interest rate cuts, declining oil prices, and a smattering of favorable economic reports. These events ignited a fresh wave of bullishness among those investors banking on a resumption of economic growth and a resurgence in corporate earnings in 2002. Much of the focus of the market's rebound, however, was centered on economically sensitive companies that are generally first to rise in upturns. Despite the impressive fourth-quarter rally in 2001, 2002 did not get off to a very good start as investors were hit with persistent concerns about corporate accounting issues and a number of high profile bankruptcies.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE RUSSELL 1000 VALUE INDEX AND ITS LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. With the exception of the fourth quarter of 2001, where we witnessed a sharp rebound in growth stocks, the fund's outperformance was largely due to our focus on stocks that we viewed as inexpensive and as possessing a catalyst for future growth. More specifically, much of the fund's strong relative performance over the period can be attributed to favorable stock selection and significant exposure to basic materials and consumer staples stocks. Strong stock selection across sectors such as leisure, industrial goods and services, energy, and financial services also contributed. Our underweighting and stock selection in the technology sector was another bright spot for performance.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO IN THIS VOLATILE ENVIRONMENT?

A. We've maintained our conservative approach to stockpicking, which resulted in a diversified portfolio that we believe is composed of some of the strongest companies within their respective industries. One of our largest industry concentrations was in banks. In our view, a number of these companies were reasonably priced and a diversified way to take part in a future rebound in the capital markets. In addition to attractive valuations, we have found banks with strong balance sheets and compelling dividend yields. Our second largest concentration was in basic materials because if industrial production picks up this year, we think this sector can see a rebound. Meaningful positions in this group included specialty chemical and health care company Akzo Nobel, aluminum manufacturer Alcoa, and industrial coating and specialty chemical company Minnesota Mining & Manufacturing.

Q.  WHAT OTHER AREAS HAVE YOU FOCUSED ON?

A. The third largest sector at the end of the period was utilities and communications at approximately 13% of the portfolio's investments. Our largest exposure here was in telephone services, with more exposure to long-distance carriers because we saw more attractive valuations and a more promising outlook. We've also maintained a significant weighting in consumer staples, focusing on stocks that are restructuring stories, that is, companies with new managements focused on improving operating and capital discipline -- goals that we feel are reasonable and achievable. In addition, some of these companies have high-quality brands and could benefit from a weakening dollar.

Q. WHICH STOCKS HELPED PERFORMANCE? WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS DURING THE PERIOD?

A. Agricultural equipment manufacturer Deere & Co. provided a major boost to performance as investors grew increasingly positive on the economy and therefore on cyclical companies such as Deere because they have typically led the market as the economy recovers. Other cyclical stocks that performed well for the fund included industrial tool manufacturer Danaher and aerospace and defense company Northrop Grumman. Other strong performers for the fund included consumer products manufacturers such as Gillette and Procter & Gamble.

    On the negative side, the fund's performance was hurt primarily by our large exposure to energy and utilities stocks. These stocks came under pressure during the period due to weaker-than-expected demand for energy, uncertainty surrounding commodity prices for oil and natural gas, and concerns about overcapacity in the telecommunications industry. Other detractors included mixed performance from our holdings in the financial services and health care sectors. While we think valuations for telecommunications companies such as Verizon and AT&T are attractive and the outlook has been improving, these holdings disappointed during the period as investors remained skeptical of a turnaround. Other detractors included FleetBoston Financial Corp. and Devon Energy.

Q.  WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

A. As far as the economy is concerned, we feel the outlook is a bit cloudy right now. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. While we think sluggishness in economic activity could last a few more months, barring any unforeseen crisis, we anticipate a recovery in the second half of the year. That said, we are beginning to concentrate on companies that we feel could benefit once the economy begins to turn around. Accordingly, we think our largest holdings exemplified our conservative approach to stockpicking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

/s/ Steven R. Gorham                   /s/ Lisa B. Nurme
    Steven R. Gorham                       Lisa B. Nurme
    Portfolio Manager                      Portfolio Manager

Note to shareholders: On January 23, 2002, Steven R. Gorham was added as co-portfolio manager of the MFS(R) Value Fund. Lisa B. Nurme is taking a sabbatical commencing on or about May 28, 2002 and ending on or about September 3, 2002.

Effective February 1, 2002, the Russell 1000 Value Index replaced the Standard and Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. The S&P 500 is a commonly used measure of the broad stock market.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION AND REASONABLE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  NOVEMBER 4, 1997
                               CLASS C  NOVEMBER 5, 1997
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $2.9 BILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +1.44%       -2.97%      +31.65%      +89.59%     +152.39%
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Average Annual Total Return Excluding Sales
  Charge                                             --        -2.97%      + 9.60%      +13.65%     + 16.23%
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Average Annual Total Return Including Sales
  Charge                                             --        -8.55%      + 7.46%      +12.31%     + 15.12%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +1.06%       -3.64%      +29.08%      +84.43%     +145.52%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --        -3.64%      + 8.88%      +13.02%     + 15.71%
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Average Annual Total Return Including Sales
  Charge                                             --        -7.47%      + 8.03%      +12.78%     + 15.71%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +1.06%       -3.64%      +29.17%      +84.45%     +145.54%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --        -3.64%      + 8.91%      +13.02%     + 15.71%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --        -4.60%      + 8.91%      +13.02%     + 15.71%
------------------------------------------------------------------------------------------------------------

CLASS I
                                                6 Months       1 Year      3 Years      5 Years        Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                               +1.55%       -2.71%      +33.01%      +92.88%     +155.10%
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Average Annual Total Return
  (No Sales Charge)                                  --        -2.71%      + 9.97%      +14.04%     + 16.43%
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* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS
              FINANCIAL SERVICES                       23.6%
              UTILITIES & COMMUNICATIONS               13.4%
              BASIC MATERIALS                          13.2%
              ENERGY                                   10.9%
              CONSUMER STAPLES                         10.9%

TOP 10 STOCK HOLDINGS

CITIGROUP, INC.  2.9%                              AKZO NOBEL N.V.  2.1%
Diversified financial services company             Dutch diversified chemical company

EXXONMOBIL CORP.  2.8%                             DEERE & CO.  2.1%
Integrated oil company                             Agricultural equipment manufacturer

SEARS, ROEBUCK & CO.  2.7%                         ALCOA, INC.  2.0%
Multi-line retailer                                Aluminum producer

VIACOM, INC.  2.3%                                 BANK AMERICA CORP.  1.9%
Diversified media and entertainment company        Bank and financial holding company

PHILIP MORRIS COS., INC.  2.1%                     FLEETBOSTON FINANCIAL CORP.  1.8%
Tobacco, food, and beverage conglomerate           Diversified financial services company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Value Fund, which was held on November 7, 2001, all items were approved. The following actions were taken:

ITEM 1.  To elect a Board of Trustees.

                                                          NUMBER OF SHARES
                                                     -------------------------
                                                                      WITHHOLD
NOMINEE                                                    FOR       AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                   52,499,659         799,190
John W. Ballen                                      52,499,759         799,090
Lawrence H. Cohn, M.D.                              52,484,674         814,175
The Hon. Sir J. David Gibbons, KBE                  52,484,099         814,750
William R. Gutow                                    52,497,996         800,853
J. Atwood Ives                                      52,499,503         799,436
Abby M. O'Neill                                     52,485,361         813,488
Lawrence T. Perera                                  52,492,640         806,208
William J. Poorvu                                   52,494,282         804,567
Arnold D. Scott                                     52,499,851         798,998
J. Dale Sherratt                                    52,500,094         798,755
Elaine R. Smith                                     52,498,823         800,026
Ward Smith                                          52,479,423         819,426

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     38,430,710
Against                                                  1,672,741
Abstain                                                  1,284,381
Broker Non-votes                                        11,911,016

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     38,694,438
Against                                                  1,333,293
Abstain                                                  1,360,101
Broker Non-votes                                        11,911,016

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     51,350,784
Against                                                    670,879
Abstain                                                  1,277,185

ITEM 5. To ratify the selection of Ernst & Young, LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     51,913,663
Against                                                    345,023
Abstain                                                  1,040,162

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 91.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.9%
  Aerospace & Defense - 0.6%
    Northrop Grumman Corp.                                               165,600          $   17,725,824
--------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Delphi Automotive Systems Corp.                                    1,782,800          $   28,506,972
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.7%
    Bank America Corp.                                                   835,700          $   53,443,015
    FleetBoston Financial Corp.                                        1,530,960              51,103,445
    PNC Financial Services Group Co.                                     546,708              30,036,137
    SouthTrust Corp.                                                     736,400              18,608,828
    SunTrust Banks, Inc.                                                 277,830              17,444,946
    Wachovia Corp.                                                       829,900              27,577,577
                                                                                          --------------
                                                                                          $  198,213,948
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                            877,380          $   49,615,839
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.2%
    International Business Machines Corp.                                320,020          $   31,400,362
    Sun Microsystems, Inc.*                                            1,462,400              12,445,024
    Texas Instruments, Inc.                                              720,800              21,155,480
                                                                                          --------------
                                                                                          $   65,000,866
--------------------------------------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                                       595,328          $   28,873,408
    PPG Industries, Inc.                                                 460,400              23,641,540
    Praxair, Inc.                                                        499,100              28,897,890
                                                                                          --------------
                                                                                          $   81,412,838
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    General Electric Co.                                                 194,600          $    7,492,100
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.8%
    Gillette Co.                                                         834,500          $   28,531,555
    Kimberly-Clark Corp.                                                 591,400              37,021,640
    Philip Morris Cos., Inc.                                           1,114,930              58,712,214
    Procter & Gamble Co.                                                 548,840              46,536,143
                                                                                          --------------
                                                                                          $  170,801,552
--------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Analog Devices, Inc.*                                                315,700          $   11,747,197
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.7%
    Viacom, Inc., "B"*                                                 1,332,343          $   62,020,567
    Walt Disney Co.                                                      814,400              18,731,200
                                                                                          --------------
                                                                                          $   80,751,767
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.7%
    American Express Co.                                                 883,100          $   32,188,995
    Citigroup, Inc.                                                    1,793,500              81,155,875
    Fannie Mae                                                           376,220              29,439,215
    Freddie Mac                                                          458,120              29,200,569
    Merrill Lynch & Co., Inc.                                            590,500              28,314,475
    Morgan Stanley Dean Witter & Co.                                     500,500              24,584,560
                                                                                          --------------
                                                                                          $  224,883,689
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Mellon Financial Corp.                                             1,017,300          $   36,622,800
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.5%
    Archer-Daniels-Midland Co.                                         1,522,415          $   21,085,448
    Kellogg Co.                                                        1,333,500              46,072,425
    PepsiCo, Inc.                                                        727,276              36,727,438
                                                                                          --------------
                                                                                          $  103,885,311
--------------------------------------------------------------------------------------------------------
  Food Products - 0.4%
    Smucker (J. M.) Co.                                                  355,931          $   12,436,229
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.5%
    International Paper Co.                                              998,400          $   43,680,000
--------------------------------------------------------------------------------------------------------
  Industrial - 0.9%
    Pall Corp.                                                         1,040,200          $   20,304,704
    Rockwell International Corp.                                         315,000               6,221,250
                                                                                          --------------
                                                                                          $   26,525,954
--------------------------------------------------------------------------------------------------------
  Insurance - 6.0%
    Allstate Corp.                                                     1,092,690          $   38,266,004
    Chubb Corp.                                                          303,900              22,835,046
    Hartford Financial Services Group, Inc.                              498,655              33,409,885
    Jefferson Pilot Corp.                                                292,597              14,796,630
    MetLife, Inc.                                                        949,500              30,270,060
    Safeco Corp.                                                         466,240              15,828,848
    The St. Paul Cos., Inc.                                              426,100              20,836,290
                                                                                          --------------
                                                                                          $  176,242,763
--------------------------------------------------------------------------------------------------------
  Machinery - 3.7%
    Caterpillar, Inc.                                                    256,710          $   14,249,972
    Danaher Corp.                                                        522,400              35,120,952
    Deere & Co.                                                        1,218,916              58,422,644
                                                                                          --------------
                                                                                          $  107,793,568
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.8%
    American Home Products Corp.                                         672,184          $   42,717,293
    Bristol-Myers Squibb Co.                                             320,900              15,082,300
    Merck & Co., Inc.                                                    679,600              41,679,868
    Pfizer, Inc.                                                         989,400              40,525,824
                                                                                          --------------
                                                                                          $  140,005,285
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 2.4%
    Alcoa, Inc.                                                        1,458,670          $   54,802,232
    Phelps Dodge Corp.                                                   435,530              16,510,942
                                                                                          --------------
                                                                                          $   71,313,174
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    Noble Drilling Corp.*                                                277,250          $    9,767,518
    Schlumberger Ltd.                                                    623,710              36,306,159
                                                                                          --------------
                                                                                          $   46,073,677
--------------------------------------------------------------------------------------------------------
  Oils - 7.0%
    Anadarko Petroleum Corp.                                             597,700          $   31,140,170
    Apache Corp.                                                         608,847              32,116,679
    Devon Energy Corp.                                                   572,410              25,002,869
    ExxonMobil Corp.                                                   1,867,370              77,122,381
    Unocal Corp.                                                       1,106,886              39,770,414
                                                                                          --------------
                                                                                          $  205,152,513
--------------------------------------------------------------------------------------------------------
  Photographic Products - 0.5%
    Eastman Kodak Co.                                                    511,200          $   16,102,800
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.2%
    Gannett Co., Inc.                                                    502,037          $   38,245,179
    Tribune Co.                                                          617,344              26,434,670
                                                                                          --------------
                                                                                          $   64,679,849
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Equity Office Properties Trust                                       471,550          $   13,533,485
--------------------------------------------------------------------------------------------------------
  Retail - 2.6%
    Sears, Roebuck & Co.                                               1,433,600          $   75,378,688
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.4%
    Minnesota Mining & Manufacturing Co.                                 358,200          $   42,242,526
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.4%
    AT&T Corp.                                                         2,347,500          $   36,480,150
    BellSouth Corp.                                                    1,270,500              49,244,580
    Verizon Communications, Inc.                                         903,443              42,281,132
                                                                                          --------------
                                                                                          $  128,005,862
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.7%
    AT&T Wireless Services, Inc.*                                      2,101,419          $   21,203,318
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    Dominion Resources, Inc.                                             495,990          $   28,906,297
    FirstEnergy Corp.                                                    405,800              14,852,280
    FPL Group, Inc.                                                      215,900              11,466,449
    NiSource, Inc.                                                       407,323               8,549,710
    NSTAR Co.                                                            599,440              26,279,449
    Pinnacle West Capital Corp.                                          491,210              19,923,478
                                                                                          --------------
                                                                                          $  109,977,663
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 3.0%
    AGL Resources, Inc.                                                  533,503          $   11,870,442
    National Fuel Gas Co.                                              1,533,832              37,502,192
    NICOR, Inc.                                                          501,394              20,983,339
    WGL Holdings, Inc.                                                   661,713              17,667,737
                                                                                          --------------
                                                                                          $   88,023,710
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,465,031,767
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.0%
  Canada - 1.7%
    Alcan, Inc. (Metals)                                                 511,280          $   20,727,291
    Canadian National Railway Co. (Railroad)                             591,274              29,646,479
                                                                                          --------------
                                                                                          $   50,373,770
--------------------------------------------------------------------------------------------------------
  France - 0.5%
    Total Fina S.A., ADR (Oils)                                          197,480          $   14,524,654
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.0%
    Akzo Nobel N.V. (Chemicals)                                        1,324,793          $   58,497,303
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.6%
    Syngenta AG (Chemicals)*                                             864,840          $   47,806,758
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    BP Amoco PLC, ADR (Oils)                                             739,100          $   36,622,405
    CGNU PLC (Insurance)*                                                441,630               4,478,316
    Diageo PLC (Food & Beverage Products)*                             1,263,273              14,997,220
    Reed International PLC (Publishing)                                  895,900               8,021,220
                                                                                          --------------
                                                                                          $   64,119,161
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  235,321,646
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,604,928,978)                                            $2,700,353,413
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 2.4%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.4%
  Aerospace - 0.5%
    Northrop Grumman Corp.                                               120,000          $   14,070,000
--------------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Ford Motor Company Capital Trust                                     110,480          $    5,836,658
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Motorola Inc.                                                        603,900          $   25,037,694
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.4%
    Williams Cos Inc.                                                    547,920          $   10,383,084
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    Txu Corp.                                                            275,240          $   14,725,340
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $   70,052,776
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $75,872,367)                          $   70,052,776
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.0%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 3/04/02 - 3/12/02                           $    13,300          $   13,293,162
    Delaware Funding Corp., due 3/01/02                                   15,328              15,328,000
    Edison Asset Securitization LLC, due 3/01/02                          30,647              30,647,000
    Federal Home Loan Bank, due 3/13/02                                    2,600               2,598,510
    Ford Motor Credit Corp., due 3/14/02 - 3/18/02                        10,000               9,990,879
    General Electric Capital Corp., due 3/01/02                           22,896              22,896,000
    General Motors Acceptance Corp., due 3/08/02 - 3/15/02                21,100              21,089,047
    New Center Asset Trust, due 3/01/02                                   31,813              31,813,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  147,655,598
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.8%
--------------------------------------------------------------------------------------------------------
  MM
    Morgan Stanley, dated 2/28/02, due 3/01/02, total
      to be received 25,012,313 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $    25,011          $   25,011,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,853,467,943)                                       $2,943,072,787

Other Assets, Less Liabilities - (0.1)%                                                       (3,502,745)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,939,570,042
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,853,467,943)        $2,943,072,787
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     12,093,671
  Cash                                                                   53,908
  Foreign currency, at value (identified cost, $4,868)                    4,817
  Receivable for investments sold                                    25,515,259
  Receivable for fund shares sold                                    18,788,611
  Interest and dividends receivable                                   5,941,741
                                                                 --------------
      Total assets                                               $3,005,470,794
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   48,393,389
  Payable for fund shares reacquired                                  4,922,390
  Collateral for securities loaned, at value                         12,093,671
  Payable to affiliates -
    Management fee                                                       48,311
    Shareholder servicing agent fee                                       8,030
    Distribution and service fee                                         52,310
    Administrative fee                                                    1,294
  Accrued expenses and other liabilities                                381,357
                                                                 --------------
      Total liabilities                                          $   65,900,752
                                                                 --------------
Net assets                                                       $2,939,570,042
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,944,666,844
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  89,598,415
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (96,873,511)
  Accumulated undistributed net investment income                     2,178,294
                                                                 --------------
      Total                                                      $2,939,570,042
                                                                 ==============
Shares of beneficial interest outstanding                          151,988,680
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $1,482,163,036 / 76,455,123 shares of
      beneficial interest outstanding)                               $19.39
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $20.57
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $908,765,264 / 47,106,302 shares of
      beneficial interest outstanding)                               $19.29
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $482,434,104 / 25,023,266 shares of
      beneficial interest outstanding)                               $19.28
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $66,207,638 / 3,403,989 shares of
      beneficial interest outstanding)                               $19.45
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $   25,267,490
    Interest                                                          1,429,382
    Foreign taxes withheld                                             (204,457)
                                                                 --------------
      Total investment income                                    $   26,492,415
                                                                 --------------
  Expenses -
    Management fee                                               $    7,187,621
    Trustees' compensation                                               31,129
    Shareholder servicing agent fee                                   1,197,915
    Distribution and service fee (Class A)                            2,042,222
    Distribution and service fee (Class B)                            3,850,268
    Distribution and service fee (Class C)                            2,027,349
    Administrative fee                                                   72,454
    Custodian fee                                                       396,104
    Registration fee                                                    590,255
    Printing                                                            145,242
    Postage                                                             214,069
    Auditing fees                                                        14,956
    Legal fees                                                            5,309
    Miscellaneous                                                     1,249,802
                                                                 --------------
      Total expenses                                             $   19,024,695
    Fees paid indirectly                                                (37,362)
                                                                 --------------
      Net expenses                                               $   18,987,333
                                                                 --------------
        Net investment income                                    $    7,505,082
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  (90,963,267)
    Foreign currency transactions                                       (34,718)
                                                                 --------------
      Net realized loss on investments and foreign currency
        transactions                                             $  (90,997,985)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  135,583,748
    Translation of assets and liabilities in foreign currencies          (7,060)
                                                                 --------------
      Net unrealized gain on investments and foreign currency
        translation                                              $  135,576,688
                                                                 --------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $   44,578,703
                                                                 --------------
          Increase in net assets from operations                 $   52,083,785
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED              YEAR ENDED
                                                            FEBRUARY 28, 2002         AUGUST 31, 2001
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $    7,505,082          $    6,928,873
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (90,997,985)             15,750,888
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 135,576,688             (87,362,483)
                                                              --------------          --------------
      Increase (decrease) in net assets from
        operations                                            $   52,083,785          $  (64,682,722)
                                                              --------------          --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (5,032,910)         $   (3,479,023)
  From net investment income (Class B)                            (1,103,513)             (1,061,873)
  From net investment income (Class C)                              (578,393)               (538,030)
  From net investment income (Class I)                              (313,765)               (584,267)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (5,287,345)             (5,907,737)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (3,323,119)             (4,428,435)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (1,770,266)             (2,026,474)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (241,288)             (1,039,663)
                                                              --------------          --------------
      Total distributions declared to shareholders            $  (17,650,599)         $  (19,065,502)
                                                              --------------          --------------
Net increase in net assets from fund share
  transactions                                                $  813,423,216          $1,800,054,137
                                                              --------------          --------------
      Total increase in net assets                            $  847,856,402          $1,716,305,913
Net assets:
  At beginning of period                                       2,091,713,640             375,407,727
                                                              --------------          --------------
  At end of period (including accumulated
    undistributed net investment income of $2,178,294
    and $1,701,793, respectively)                             $2,939,570,042          $2,091,713,640
                                                              ==============          ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        --------------------------------------------------------------------
                                FEBRUARY 28, 2002              2001            2000           1999         1998          1997
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period      $19.28            $19.38          $17.17         $14.20       $14.82        $11.07
                                           ------            ------          ------         ------       ------        ------
Income from investment operations# -
  Net investment income(S)                 $ 0.09            $ 0.20          $ 0.24         $ 0.24       $ 0.22        $ 0.22
  Net realized and unrealized gain
    on investments and foreign
    currency###                              0.18              0.44            2.43           3.17         1.07          3.91
                                           ------            ------          ------         ------       ------        ------
      Total from investment operations     $ 0.27            $ 0.64          $ 2.67         $ 3.41       $ 1.29        $ 4.13
                                           ------            ------          ------         ------       ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.09)           $(0.19)         $(0.22)        $(0.22)      $(0.20)       $(0.16)
  From net realized gain on
    investments and foreign
    currency transactions                   (0.07)            (0.55)          (0.24)         (0.22)       (1.71)        (0.22)
                                           ------            ------          ------         ------       ------        ------
      Total distributions declared
        to shareholders                    $(0.16)           $(0.74)         $(0.46)        $(0.44)      $(1.91)       $(0.38)
                                           ------            ------          ------         ------       ------        ------
Net asset value - end of period            $19.39            $19.28          $19.38         $17.17       $14.20        $14.82
                                           ======            ======          ======         ======       ======        ======
Total return(+)                              1.44%++           3.19%          15.95%         24.27%        9.50%        38.05%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.27%+            1.21%           1.30%          1.36%        1.46%         1.54%
    Net investment income                    0.94%+            1.00%           1.38%          1.47%        1.45%         1.75%
Portfolio turnover                             32%               63%             83%            97%          89%          118%
Net assets at end of period (000
 Omitted)                              $1,482,163          $981,373        $165,616        $51,753      $11,146          $510

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)       $ --              $ --            $ 0.25         $ 0.24       $ 0.11        $ 0.02
        Ratios (to average net assets):
          Expenses##                         --                --              1.26%          1.36%        2.20%         3.40%
          Net investment income (loss)       --                --              1.42%          1.47%        0.70%        (0.15)%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                     SIX MONTHS ENDED         -------------------------------------------          AUGUST 31,
                                    FEBRUARY 28, 2002               2001             2000            1999               1998*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $19.19             $19.30           $17.11          $14.16              $13.61
                                               ------             ------           ------          ------              ------
Income from investment operations# -
  Net investment income(S)                     $ 0.03             $ 0.07           $ 0.13          $ 0.14              $ 0.10
  Net realized and unrealized gain on
    investments and foreign currency###          0.17               0.45             2.42            3.15                0.47
                                               ------             ------           ------          ------              ------
      Total from investment operations         $ 0.20             $ 0.52           $ 2.55          $ 3.29              $ 0.57
                                               ------             ------           ------          ------              ------
Less distributions declared to
  shareholders -
  From net investment income                   $(0.03)            $(0.08)          $(0.12)         $(0.12)             $(0.02)
  From net realized gain on investments
    and foreign currency transactions           (0.07)             (0.55)           (0.24)          (0.22)               --
                                               ------             ------           ------          ------              ------
      Total distributions declared to
        shareholders                           $(0.10)            $(0.63)          $(0.36)         $(0.34)             $(0.02)
                                               ------             ------           ------          ------              ------
Net asset value - end of period                $19.29             $19.19           $19.30          $17.11              $14.16
                                               ======             ======           ======          ======              ======
Total return                                     1.06%++            2.55%           15.19%          23.47%               4.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.92%+             1.86%            1.95%           2.01%               2.11%+
  Net investment income                          0.29%+             0.35%            0.73%           0.83%               0.66%+
Portfolio turnover                                 32%                63%              83%             97%                 89%
Net assets at end of period
 (000 Omitted)                               $908,765           $698,338         $125,713         $52,586             $16,786

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)           $ --               $ --             $ 0.14          $ 0.14              $(0.02)
        Ratios (to average net assets):
          Expenses##                             --                 --               1.91%           2.01%               2.85%+
          Net investment income (loss)           --                 --               0.77%           0.83%              (0.09)%+
  * For the period from the inception of Class B shares, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED         ------------------------------------------          AUGUST 31,
                                     FEBRUARY 28, 2002               2001            2000            1999               1998*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $19.18             $19.30          $17.10          $14.16              $13.63
                                                ------             ------          ------          ------              ------
Income from investment operations# -
  Net investment income(S)                      $ 0.03             $ 0.07          $ 0.13          $ 0.14              $ 0.10
  Net realized and unrealized gain on
    investments and foreign currency###           0.17               0.44            2.43            3.15                0.45
                                                ------             ------          ------          ------              ------
      Total from investment operations          $ 0.20             $ 0.51          $ 2.56          $ 3.29              $ 0.55
                                                ------             ------          ------          ------              ------
Less distributions declared to
  shareholders -
  From net investment income                    $(0.03)            $(0.08)         $(0.12)         $(0.13)             $(0.02)
  From net realized gain on investments
    and foreign currency transactions            (0.07)             (0.55)          (0.24)          (0.22)               --
                                                ------             ------          ------          ------              ------
      Total distributions declared to
        shareholders                            $(0.10)            $(0.63)         $(0.36)         $(0.35)             $(0.02)
                                                ------             ------          ------          ------              ------
Net asset value - end of period                 $19.28             $19.18          $19.30          $17.10              $14.16
                                                ======             ======          ======          ======              ======
Total return                                      1.06%++            2.52%          15.27%          23.47%               4.02%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      1.92%+             1.86%           1.95%           2.01%               2.09%+
  Net investment income                           0.29%+             0.35%           0.73%           0.84%               0.66%+
Portfolio turnover                                  32%                63%             83%             97%                 89%
Net assets at end of period
 (000 Omitted)                                $482,434           $366,154         $49,887         $19,053              $3,613

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)            $ --               $ --            $ 0.14          $ 0.14              $(0.02)
        Ratios (to average net assets):
          Expenses##                              --                 --              1.91%           2.01%               2.83%+
          Net investment income (loss)            --                 --              0.77%           0.84%              (0.09)%+
  * For the period from the inception of Class C shares, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                     PERIOD ENDED
                                 SIX MONTHS ENDED        -------------------------------------------------         AUGUST 31,
                                FEBRUARY 28, 2002              2001          2000         1999        1998              1997*
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period      $19.35            $19.47        $17.24       $14.22      $14.81             $12.20
                                           ------            ------        ------       ------      ------             ------
Income from investment operations# -
  Net investment income(S)                 $ 0.12            $ 0.28        $ 0.30       $ 0.31      $ 0.24             $ 0.15
  Net realized and unrealized gain
    on investments and foreign
    currency###                              0.17              0.44          2.44         3.20        1.09               2.46
                                           ------            ------        ------       ------      ------             ------
      Total from investment operations     $ 0.29            $ 0.72        $ 2.74       $ 3.51      $ 1.33             $ 2.61
                                           ------            ------        ------       ------      ------             ------
Less distributions declared to shareholders -
  From net investment income               $(0.12)           $(0.29)       $(0.27)      $(0.27)     $(0.21)            $ --
  From net realized gain on
    investments and foreign currency
    transactions                            (0.07)            (0.55)        (0.24)       (0.22)      (1.71)              --
                                           ------            ------        ------       ------      ------             ------
      Total distributions declared                                                                                     $
        to shareholders                    $(0.19)           $(0.84)       $(0.51)      $(0.49)     $(1.92)              --
                                           ------            ------        ------       ------      ------             ------
Net asset value - end of period            $19.45            $19.35        $19.47       $17.24      $14.22             $14.81
                                           ======            ======        ======       ======      ======             ======
Total return                                 1.55%++           3.58%        16.36%       24.97%       9.83%             21.39%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                 0.92%+            0.86%         0.95%        1.01%       1.19%              1.54%+
  Net investment income                      1.29%+            1.35%         1.65%        1.85%       1.57%              1.51%+
Portfolio turnover                             32%               63%           83%          97%         89%               118%
Net assets at end of period (000
 Omitted)                                 $66,208           $45,849       $34,189       $3,413        $999               $964

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income              $ --              $ --          $ 0.31       $ 0.31      $ 0.12             $ 0.03
        Ratios (to average net assets):
          Expenses##                         --                --            0.91%        1.01%       1.93%              2.67%+
          Net investment income              --                --            1.69%        0.85%       0.82%              0.35%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $11,405,411. These loans were collateralized by cash of $12,093,671 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      12,093,671       $12,093,671

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $473 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $36,889 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                            AUGUST 31, 2001     AUGUST 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                               $14,478,072          $4,470,826
  Long-term capital gain                          4,587,430             333,263
                                                -----------          ----------
Total distributions paid                        $19,065,502          $4,804,089
                                                ===========          ==========

As of August 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                               $ 1,589,646
Undistributed long-term capital gain                         10,739,850
Unrealized gain                                              81,852,900

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $4,797 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $410,280 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $95,058 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002, were 1.00% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,958 and $16,709 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months, ended February 28, 2002, were $26,544, $538,356, and $174,665 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,452,939,974 and $738,627,324, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,853,467,943
                                                               --------------
Gross unrealized appreciation                                  $  181,771,807
Gross unrealized depreciation                                     (92,166,963)
                                                               --------------
    Net unrealized appreciation                                $   89,604,844
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                              SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                              ----------------------------------      --------------------------------
                                       SHARES             AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        38,286,531     $  721,152,464       50,550,611     $  1,018,710,788
Shares issued to shareholders
  in reinvestment of
  distributions                       444,719          8,326,446          413,554            8,350,365
Shares reacquired                 (13,164,648)      (247,663,718)      (8,621,582)        (172,599,023)
                                  -----------     --------------      -----------       --------------
    Net increase                   25,566,602     $  481,815,192       42,342,583       $  854,462,130
                                  ===========     ==============      ===========       ==============

Class B shares
                              SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                              ----------------------------------      --------------------------------
                                       SHARES             AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        15,387,487     $  286,729,253       32,990,577       $  662,799,689
Shares issued to shareholders
  in reinvestment of
  distributions                       193,004          3,641,303          237,375            4,798,644
Shares reacquired                  (4,860,945)       (89,224,776)      (3,353,222)         (66,856,272)
                                  -----------     --------------      -----------       --------------
    Net increase                   10,719,546     $  201,145,780       29,874,730       $  600,742,061
                                  ===========     ==============      ===========       ==============

Class C shares
                              SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                              ----------------------------------      --------------------------------
                                       SHARES             AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         8,438,003     $  157,461,082       18,010,016       $  362,507,353
Shares issued to shareholders
  in reinvestment of
  distributions                        84,730          1,597,727           99,956            2,017,927
Shares reacquired                  (2,589,513)       (47,868,785)      (1,605,373)         (32,116,352)
                                  -----------     --------------      -----------       --------------
    Net increase                    5,933,220     $  111,190,024       16,504,599       $  332,408,928
                                  ===========     ==============      ===========       ==============

Class I shares
                              SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                              ----------------------------------      --------------------------------
                                       SHARES             AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         1,330,440      $  24,810,354        1,280,449        $  25,907,153
Shares issued to shareholders
  in reinvestment of
  distributions                        28,389            531,178           79,582            1,613,345
Shares reacquired                    (324,007)        (6,069,312)        (746,784)         (15,079,480)
                                  -----------     --------------      -----------       --------------
    Net increase                    1,034,822      $  19,272,220          613,247        $  12,441,018
                                  ===========     ==============      ===========       ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002 was $10,657. The fund had no borrowings during the period.

MFS(R) VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                    Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
and Chief Executive Officer                               President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 2, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                        individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                         business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme+                                            (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances, exchanges or
                                                          stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your            touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business          WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a        www.mfs.com
message anytime).

+ MFS Investment Management
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MFS(R) VALUE FUND                                                 -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MVF-3  04/02  212M  93/293/393/893